Investor Presentation Second Quarter 2010 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements
This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,”
“will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-
looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
Alterra believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed;
(3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to
Alterra by its major brokers; (9) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions; (11) the integration of Harbor Point Limited or new business ventures Alterra may enter into; and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent report on Form 10-K and Form 10-Qs filed subsequent to, and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Max Capital Group Ltd. and Harbor Point Limited have merged to form Alterra Capital Holdings Limited

Alterra means “high ground”
We have chosen Alterra as our new brand name
as we believe the company will be a provider of
superior security for our clients
A market leader at the pinnacle of our industry

P&C Sector Offers Tremendous Value Opportunity
P&C stocks are trading at 25 year low price to book multiples
The fundamental environment remains challenging BUT we are
getting closer to the inflection point as. . .
Profitable growth opportunities are tough to find
Continued historic low interest rates are pressuring investment returns
Cash flow levels deteriorate
Major industry loss events generate high catastrophe losses
Reserve redundancies at many companies are diminishing
Players beginning to self-assess lines or strategy
Excess capital positions are managed through aggressive share repurchase
Attractive time to build positions as low sector valuation levels provide downside protection
Alterra valuation even more compelling at 0.74x times book value at June 30, 2010
____________________
Based on stock price as of  8/27/2010.

Platform Positioned to Grow Shareholder Value
Alterra – A Winning Combination
Formed by the merger of Max Capital and Harbor Point in May 2010
Enhances position with clients and brokers
Combines “best in class" reinsurance group with a global specialty platform
Provides diversified and stable earnings over time
Established platforms in all major insurance markets
Delivers flexibility to optimize portfolio composition
Larger capital base with approximately $3 billion in equity
Enhances financial flexibility
Strong and deep management and underwriting teams
Committed to growth in book value

Global Diversified Platform
Global underwriter of specialty insurance and
reinsurance
Multiple operating platforms - Bermuda, Dublin, United
States, Lloyd's, Latin America
Diversified business profile across specialty classes
of business
Opportunistic and disciplined underwriting strategy
Strong culture of risk management
Analytical and quantitative underwriting orientation
5 year average combined ratio, with cats, of 86.2%
Strong, liquid balance sheet with conservative
reserving track record
Shareholders equity ~ $3 billion at 6/30/10
Low operating and financial leverage provides
enhanced flexibility
Focus on capital management – returned $367
million or ~12% of proforma 12/31/09 shareholders'
equity(1) in 2010 through dividends and share
repurchases
Rated “A” (Excellent) by  AM Best
____________________
(1)   Shareholders' equity of Max Capital and Harbor Point  on a combined pro forma basis.
Short- Tail
50%
Long-Tail
50%
2009 Pro Forma
Insurance
39%
Reinsurance
61%

Second Quarter Results
Second quarter 2010 net operating
diluted EPS of $0.64 per share
P&C gross premiums written grew
12% to $398.2 million driven by the
inclusion of Harbor Point and the
continued build-out of our Lloyd’s and
U.S. Specialty businesses
Net investment income up 27.6% to
$53.3 million reflects additional cash
and invested assets from the merger
and the shift from cash to fixed income
picking up additional yield
Combined ratio of 83.3% with solid
underwriting profits across the
organization
Catastrophe losses from Q2 events of
$20.3 million represent < 0.6% of
shareholders’ equity
Diluted book value per share of $24.55
at 6/30/10
P&C GPW
(12% increase)
Operating
Diluted EPS
(1)
Operating ROE
14.6% 10.1%
Combined ratio
90.8% 83.3%
Profitable Growth in Gross Premiums Written…
…With Solid Operating EPS
$0.64
$0.83
Q2 '09 Q2 '10
$398.2
$355.5
Q2 '09 Q2 '10
(1) Excludes $0.61 per share of negative goodwill gain net of merger and acquisition expenses.

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
Harbor Point formed
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years in the
business
High percentage of employees hold
professional designations
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America
Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental In Our Success
2010
Alterra formed
by the merger of Max
Capital and Harbor Point

Reinsurance Insurance
Lloyd’s
U.S. Specialty Insurance
Major
Classes
  Agriculture
  Aviation
  General casualty
  Life and annuity
  Marine and energy
  Medical malpractice
  Professional liability
  Property
  Surety, credit & political risk
  Whole account
  Workers’ comp
   Aviation
  Excess liability
  Professional liability
  Property
   Aviation
  Accident and Health
  Financial institutions
  International casualty
treaty
  Personal accident treaty
  Professional liability
  Property treaty
    General liability
  Marine
  Miscellaneous
professional liability
  Property

Operating
Regions
  Australia
  Canada
  European Union
  Japan
  Latin America
  New Zealand
  United States
   European Union
  United States
   Denmark
  Japan
  Latin America
  United Kingdom
    United States

Offices
  Bermuda
  Bogotá
  Buenos Aires
  Dublin
  London
  New Jersey
   Bermuda
  Dublin
  Hamburg
  Zurich
   Copenhagen
  Leeds
  London
  Rio de Janeiro
  Tokyo
    Atlanta
  Dallas
  New York
  Philadelphia
  Richmond
  San Francisco
  Sebastopol
Local Knowledge     Global Reach

9%
4%
9%
4%
7%
5%
19%
28%
6%
9%
Insurance
(22% of pro forma 2009 GPW)
Reinsurance
(55% of pro forma 2009 GPW)
Professional
Liability
Property
Excess
Liability
Aviation
General Casualty
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine & Energy
Agriculture
2009 GPW: $427.7 million 2009 pro forma GPW: $1,060.4 million
H1 2010 GPW: $198.7 million H1 2010 GPW: $657.8 million
= pro forma
16%
27%
42%
15%
Auto
$198.7
$427.8
$389.4
$382.9 $396.6
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
2006 2007 2008 2009 H1 '10
$423.6
$345.2
$419.5
$489.0
$274.4
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
2006 2007 2008 2009 H1 '10
$1,060.4
$657.8
____________________
Note: Pro forma gross premium written (“GPW”) represents the combined GPW of Max Capital and Harbor Point net of intercompany eliminations of GPW.
Alterra Has a Strong Market Position in Specialty Classes …

U.S. Specialty
(15% of pro forma 2009 GPW)
Alterra at Lloyd’s
(7% of pro forma 2009 GPW)
…With an Attractive Position in the U.S. Market and Lloyd’s
Professional
Liability
Property
Marine
General
Casualty
Property
Aviation
Fin. Institutions
Prof. Liability
Accident
& Health
47%
1%
21%
31%
47%
15%
18%
2%
18%
H1 2010: $174.4 million H1 2010: $120.9 million
2009: $285.5 million 2009: $129.0 million
Launched in 2007
Nationwide niche E&S underwriter
91% non-admitted
2009 combined ratio = 99.5%
Acquired in November 2008
Direct and reinsurance
3 syndicates under management
2009 combined ratio = 86.3%

29%
2%
3%
5%
15%
4%
21%
3%
6%
5%
5%
1%
Long-Tail Short-Tail
North America
Europe
Other
Other Short-Tail
Agriculture
Marine & Energy
Property
Aviation
Auto
Professional
Liability
Medical Malpractice
General Casualty
Workers’ Comp /
Clash
Life + A&H
Whole Account
Reinsurance
Insurance
(1)
6%
16%
78%
Mixed
39%
61%
2009 pro forma GPW  = $1,946 million
H1 2010 pro forma GPW  = $1,153 million
____________________
Note: 2009 and 2010 pro  forma data after intercompany eliminations of gross premiums written.
(1)     Includes Reinsurance segment (54.5%), Life & Annuity reinsurance (2.2%) and reinsurance written through Lloyd’s platform (4.2%).
Diversified Balanced Business Mix
Global Platform Line of Business

300%
150%
125%
100%
75%
50%
25%
0%
124%
96%
96%
77%
96%
75%
101%
84%
94%
76%
102%
82%
2005
2006
2007
2008
2009
Average

300%
150%
125%
100%
75%
50%
25%
0%
252%
140%
60%
33%
73%
50%
92%
56%
75%
45%
110%
65%
2005
2006
2007
2008
2009
Average

Alterra

____________________
Source:  Company filings.
Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, AWH, ENH, AHL, PTP, AGII, ALTE and ORH for historical years . Property focused reinsurers include RNR, VR, MRH, FSR and IPCR for historical years.
Diversified Reinsurers Property Focused Reinsurers
Median
201% 55% 61% 89% 66% 94%
Median
116% 84% 82% 95% 84% 92%
Alterra 106% 86% 88% 92% 88% 92%
Diversified Platforms Generate More Consistent Margins
Alterra has performed well within its diversified peer group with less volatility than property focused reinsurers

Peer PML’s as a Percent of Common Equity
12.3%
12.0%
14.8%
8.9%
24.6%
23.1%
20.6%
21.8%
11.2%
15.0%
17.7%
18.0% 18.1%
19.3% 19.6%
32.2%
30.0%
29.6%
29.1%
0%
10%
20%
30%
40%
VR FSR ENH AXS ACGL RE AHL PTP TRH AWH
1-in-100 Year (if disclosed) 1-in-250 Year
____________________
Note: RNR, MRH and PRE do not disclose their PMLs for either 1-in-100 year events or 1-in-250 year events.
(1) 1-in-100 PML and 1-in-250 for U.S. hurricane is $886 mm and $1,159 mm, respectively.  Maximum zonal aggregate is $2.0 billion for U.S. hurricane and California earthquake.
(2) Self-imposed limit of 25% of total capital.
(3) 1-in-100 PML for U.S. hurricane is $1,091 mm based on an industry loss modeled at $121 billion.  1-in-250 for U.S. hurricane is $1,456 mm based on an industry loss modeled at $195 billion.
(4) Tri-county Florida is the largest zonal exposure.  Northeast wind was $733 mm.  Self-imposed limit of 25% of common equity.
(5) Self-imposed limit of 16% of total capital.
(6) 1-in-100 PML for U.S. wind is $309 mm.  1-in-250 for U.S. quake is $287 mm, and 1-in-250 for U.S. wind of $390 mm. Historically, 1-in-100 was approximately 12% of total capital.
6/30/10
Com. Equity: $3,602.9 $1,196.3 $2,650.6 $4,995.3 $4,073.0 $6,035.6 $2,950.3 $2,927.0 $2,105.4 $4,049.6 $3,468.5
(1) (2) (2), (3) (4)
(5) (6)

1.2% 1.3%
1.3%
2.4%
2.1%
2.1%
2.5%
3.2%
3.3%
4.4%
4.1% 4.1%
4.1%
5.4%
6.1%
0.1%
0.2%
0.3%
0.4%
0.3%
0.6%
0.6%
0.6%
0.8%
0.9%
1.0%
0.2%
1.5%
1.3%
1.5%
1.6%
2.4%
2.4% 2.5%
3.1%
3.8%
3.8%
4.4%
5.0%
5.0%
5.1%
5.5%
7.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Initial Estimate Revised Estimate
2
Losses $305.7 $95.1 $105.0 $306.0 $60.0 $317.0 $122.7 $112.2 $125.0 $124.0 $77.7 $63.0 $26.0 $58.0 $43.0
____________________
Source: Company filings and press releases; losses are generally disclosed net of tax and net of reinstatement premiums.
(1) Q2 net losses reflect only losses from the Chilean earthquake.  Initial losses include the Chilean earthquake and Windstorm Xynthia.
(2) Q2 net losses reflect Q1 estimates plus reported development, if any.
(3) Initial loss estimate reflects 50% to 90% of Reuters consensus net operating earnings prior to the earthquake, based on disclosure that net income would remain positive for the quarter.
(4) Initial estimates based on Chile and Xynthia, ultimate losses include the Chilean, Haitian, and Baja earthquakes, Xynthiaand the Australian hailstorms.  Based on international catastrophe losses being two-thirds of total catastrophe losses as disclosed in the earnings conference call.
(5) Initial estimate is as of the first quarter conference call.  Both initial and revised estimates reflect only the Chilean earthquake.
(6) Pro forma; includes losses from Harbor Point and Max Capital prior to the merger.  Expressed as a percentage of combined 12/31/09 equity prior to the special dividend.
(1) (2) (1) (2) (3)
(1)(4)
(1)
(2)
(2)(5) (6)
Chilean Earthquake / Windstorm Xynthia Ultimate Net Losses as a % of 12/31/09 Common Equity ($ in millions)
Less exposed to swings in the cat market

3
(1)
(3)
(2)
Losses
$256 $140 $276 $140 $135 $165 $287 $384 $171 $125 $148 $155 $113 $257 $50
(4)
____________________
Source: Company filings, as of 12/31/08. Losses are generally disclosed net of reinstatement premiums.
(1) Results reflect Ike only.
(2) Equity includes preferred, which subsequently converted to common.
(3) Equity includes preferred, which subsequently converted to common.
(3) TRH does not disclose specific losses but did lose "$169.7 million principally relating to Hurricane Ike."
$170 $305
Revised Estimate Initial Estimate
(2)
Ike / Gustav Ultimate Net Losses as a % of 6/30/08 Common Equity ($ in millions)
3.4%
3.8%
3.0%
4.2%
5.2%
6.0%
6.4%
7.2%
5.2%
7.8%
3.7%
5.3%
6.7%
8.3%
10.1%
6.6%
8.0%
4.4%
4.3%
0.0%
0.6%
2.2%
3.0%
4.3%
0.3%
2.6%
0.7%
0.3%
0.8%
0.8%
1.8%
0.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
12.4%
11.0%
10.1%
8.9%
8.9%
8.4%
8.1% 8.1%
7.8%
7.2%
7.0%
6.3%
6.0%
5.0%
4.8%
4.6%
3.4%
VR FSR RNR MRH IPCR PTP ACGL AXS PRE HP AHL ENH ORH TRH AWH RE MXGL
Less exposed to swings in the cat market (cont’d)

Florida wind
1 in 100 year event - $370 million net loss
Industry loss - $104 billion
California earthquake
1 in 250 year event - $398 million net loss
Industry loss - $41 billion
Europe wind
1 in 100 year event - $239 million net loss
Industry loss - $17 billion
PML’s In-force as of July 1, 2010

Highlights
Insurance
Focus on the higher risk classes that are less price sensitive
Growth will be limited to select profitable opportunities
Benefit from strong client relationships with high renewal retentions in the mid 80’s
Reinsurance
Diverse portfolio with high ratings positions us well
Pull back where pricing softens
Latin America
Emerging market with significant natural organic growth
Seasoned team with strong market relationships and profitable track record
Lloyd’s/London
Continue to recruit new teams to build out the diversity of the platform
Recent additions in international casualty reinsurance and marine and personal accident
US Specialty
Market conditions getting more competitive
Strong distribution relationships help to generate a flow of business
Selectively underwrite new business
Declining volume in more commodity classes
Strategy to Navigate the Soft Cycle

$149.6
$293.7
$282.6
$289.0
$313.7
$321.0
$245.9
$163.2
$108.0
$247.1
$184.1
$173.5
$243.2
$265.2
$154.0
$126.4
$56.6
$88.4
$59.8
$12.3
$41.9
$43.7
$7.0
$10.0
$9.4
$40.7
$225.4
$248.7
$419.7
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
$543.0
$709.3
$648.6
$811.6
$597.6
$469.0
$682.9
$356.1
2003 2004 2005 2006 2007 2008 2009 H1 '10
Lloyd's -- -- -- -- -- NM 15.0%
U.S. Specialty -- -- -- -- 274.7% 46.5% 9.0%
Reinsurance (6.1%) (30.7%) 11.6% 27.1% 27.4% 2.6% (13.4%)
Insurance -- -- 141.7% 13.4% 13.5% 25.7% (15.2%)
Total (5.0%) (12.8%) 39.6% 38.1% 52.7% 38.2% (2.7%)
____________________
(1) Excludes non-traditional, which is composed of structured contracts that Max stopped writing in 2003.
Short tail lines contributed to 83% of total growth
over the 3 years to 2009
Strong Cycle Management Discipline
Long Tail (GPW) Short Tail (GPW)
($ in millions)
Non-Traditional
Year over year growth: Year over year growth:
Lloyd's -- -- -- -- -- NM 101.1%
U.S. Specialty -- -- -- -- 386.2% 47.8% 35.4%
Reinsurance
(1)
21.8% 72.2% (8.3%) (28.7%) 6.1% 34.2% (20.6%)
Insurance 50.7% 30.5% (2.3%) (7.9%) (2.2%) 3.9% (8.6%)
Total 38.1% 46.6% (5.0%) (14.7%) 12.4% 26.1% (2.5%)
$49.1
$134.1
$106.7
$94.0
$82.9
$34.3 $2.2
$166.4
$231.9
$226.0
$177.4
$139.6
$125.1
$180.5
$192.3
$117.8
$197.1
$134.5
$35.9
$79.1
$85.3
$1.9
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
$192.3
$182.7
$159.4
$222.5
$307.3
$469.1
$648.4
$412.4
2003 2004 2005 2006 2007 2008 2009 H1 '10

Conservative Reserve Position with High % of IBNR
50%
44%
36%
34%
28%
24% 24%
56%
64%
66%
72%
76%
76%
76%
50%
$278
$189
$1,471
$1,240
$279
$232
$1,987
$1,275
$0
$500
$1,000
$1,500
$2,000
$2,500
Q2 2010 Q4 2009 Q2 2010 Q4 2009 Q2 2010 Q4 2009 Q2 2010 Q4 2009
Case IBNR
24%
Insurance Reinsurance Alterra at Lloyd's U.S. Specialty
($ in millions)
____________________
Note:   Includes the results of Harbor Point from May 12, 2010, the closing date of the merger.

43%
39%
27%
31%
29%
57%
61%
73%
69%
71%
$3,773
$3,178
$2,938
$2,334
$2,335
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2006 2007 2008 2009 Q2 2010
Case Reserves IBNR
Favorable Reserve
Development
$5.9 $45.1 $90.8 $77.2 $41.2
Development as a % of
Net Reserves
0.3% 1.9% 3.0% 2.4% 1.1%
Consistently Favorable Reserve Development
Net Loss Reserves
($ in millions)
____________________
Note:  Reserve development and net reserves prior to May 12, 2010 are for Max Capital only.

High Quality Conservative Investment Portfolio
Alterra maintains a high quality, liquid portfolio
94.4% of portfolio in fixed income/cash, which consists of highly rated securities
Assets are generally matched to liabilities
Cycle management extends to investments – current posture
is defensive
Cash balance reduced to $741.7 million or 9.6% of portfolio
Current average fixed income duration of approximately
3.98 years including the impact of cash (4.41 without cash)
60.3% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities, or AAA securities
70.8% of fixed income portfolio rated AA or better
Hedge fund investments are marked-to-market
Minimal exposure to selected asset classes
CMBS of $357.4 million (4.6% of portfolio) – average rating of
AA+/Aa1
ABS of $98.3 million (1.3% of portfolio)
RMBS of $1,115.6 million (14.4% of portfolio) – 91.2% agency-
backed
No CDO’s, CLO’s, SIV’s or other highly structured securities
Fixed income portfolio has had meaningfully lower OTTI
losses than peers
Carrying Value $7.7 billion
June 30, 2010
Fixed Income
84%
Cash
10%
Hedge Funds
6%

0.25x
0.50x
0.75x
1.00x
1.25x
1.50x
1.75x
2.00x
8/27/00 10/6/01 11/16/02 12/27/03 2/5/05 3/17/06 4/27/07 6/6/08 7/17/09 8/27/10
Valuations Have Trended to a Historical Low
Price to Trailing Book Value (10 Years)
Average: 1.24x
Peers: 0.79x
Current valuations
are at a 36%
discount to the
long term average
Alterra: 0.74x
Alterra trades at a
40% discount to
the long term peer
average

We believe we can generate an average ROE of 13% to 15% across the cycle
____________________
Note: Primary price / book multiple as of 8/27/10.
Alterra Offers a Compelling Story
Well established operating platforms provide full access to business
Diversified portfolio of business across casualty and property lines
Specialty orientation with a balance of insurance vs. reinsurance
Opportunistic approach – nimble and responsive to market trends
Defensive, high quality investment portfolio
Invested asset leverage will drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Attractive entry point – current price / book value of 0.74x

26 Alterra means "high ground" — a place of security Alterra Capital Holdings Limited Bermuda Ireland United States Lloyd’s Latin America

27 Appendices

June 30, December 31,
2010 2009
Cash & Fixed Maturities 7,296 $                     4,944 $
Other Investments 437                            315
Premium Receivables 780                            567
Losses Recoverable 962                            1,001
Other Assets 500                            513
     Total Assets 9,975 $                     7,341 $
Property & Casualty Losses 3,773 $                     3,178 $
Life & Annuity Benefits 1,209                         1,373
Deposit Liabilities 148                            153
Funds Withheld 120                            140
Unearned Premium 1,090                         628
Bank Loan 200                            -
Senior Notes 90                              90
Other Liabilities 418                            213
     Total Liabilites 7,048 $                     5,775 $
Shareholders' Equity 2,927                         1,565
9,975 $                     7,340 $
Strong
Balance Sheet
($ in millions)
(1) Results for the six months ended June 30, 2010 includes results from Harbor Point following the close of the merger on May 12, 2010.

Half Year Results Comparison
($ in millions)
Six months ended
(1)
Pro forma six months ended
(2)
June 30, June 30, June 30, June 30,
2010 2009 2010 2009
Gross Premiums Written 770 $             831 $             1,153 $          1,227 $
Net Premiums Earned 488 419 706 684
Net Investment Income 102 82 126 119
Net Realized and Unrealized Gains (Losses) on Investments (8) 40 - 43
Other Than Temporary Impairment Charges (1) (2) (1) (2)
Other Income - 2 1 3
Total Revenues 581 541 832 847
Total Losses, Expenses & Taxes 441 453 702 664
Net Income 140 $             88 $              130 $             183 $
Net Operating Income 99 $              95 $
Property & Casualty Underwriting
Loss Ratio 58.6% 65.4%
Expense Ratio 27.6% 24.9%
Combined Ratio 86.2% 90.3%
        (1)     Results for the six months ended June 30, 2010 include results from Harbor Point following the close of the merger on May 12, 2010.
(2) Pro forma information is provided for informational purposes only, to present a summary of the combined results of operations assuming the amalgamation with
Harbor Point had occurred on January 1, 2009. The pro forma information assumes the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had taken place on January 1, 2009, nor is it necessarily indicative of the future results.

Six months ended June 30, 2010
($ in millions)
Differences in table due to rounding.  Includes results from Harbor Point following the close of the merger on May 12, 2010.
(1) Property and Casualty only.
Diversified Operating
Platform
Life &
Property & Casualty Annuity Corporate Consolidated
Alterra at
Insurance Reinsurance U.S. Specialty Lloyd's Total Reinsurance
Gross premiums written $198.7 $274.4 $174.4 $120.9 $768.5 $1.7 $0.0 $770.1
Reinsurance premiums ceded (84.8) (58.7) (56.1) (33.2) (232.8) (0.1) 0.0 (232.9)
Net premiums written $113.9 $215.7 $118.3 $87.7 $535.7 $1.5 $0.0 $537.2
Earned premiums 196.9 270.5 149.9 77.7 695.1 1.7 0.0 696.7
Earned premiums ceded (90.9) (35.0) (68.6) (14.6) (209.1) (0.1) 0.0 (209.2)
Net premiums earned $106.0 $235.5 $81.4 $63.2 $486.0 $1.5 $0.0 $487.5
Net investment income $12.4 $24.6 $2.7 $5.1 $44.8 $25.5 $31.4 $101.7
Net realized and unrealized gains (losses) on investments 0.2 0.2 0.0 (1.5) (1.0) 4.1 (11.4) (8.4)
Net impairment losses recognized in earnings 0.0 0.0 0.0 0.0 0.0 0.0 (0.7) (0.7)
Other income 0.0 0.2 0.1 0.4 0.6 0.0 0.1 0.6
Total revenues $118.6 $260.4 $84.1 $67.1 $530.3 $31.1 $19.4 $580.7
Net losses and loss expenses $73.2 $132.5 $50.4 $28.7 $284.8 $0.0 $0.0 $284.8
Claims and policy benefits 0.0 0.0 0.0 0.0 0.0 31.6 0.0 31.6
Acquisition costs 0.5 47.6 12.8 11.8 72.8 0.3 0.0 73.0
Interest expense 0.5 5.1 0.0 0.0 5.5 4.0 3.3 12.9
Net foreign exchange losses 0.0 0.5 0.0 (3.9) (3.4) 0.0 0.3 (3.1)
Merger and acquisition expenses 0.0 0.0 0.0 0.0 0.0 0.0 (49.8) (49.8)
General and administrative expenses 12.4 23.8 16.5 8.5 61.2 1.3 24.7 87.2
Total losses and expenses 86.6 209.5 79.7 45.1 420.9 37.2 (21.5) 436.5
Income before taxes $32.0 $51.0 $4.4 $22.0 $109.4 ($6.1) $40.9 $144.2
Loss ratio 69.1% 56.3% 62.0% 45.4% 58.6%
Acquisition cost ratio 0.5% 20.2% 15.7% 18.7% 15.0%
General and administrative expense ratio 11.6% 10.1% 20.2% 13.5% 12.6%
Combined ratio
(1)
81.2% 86.6% 97.9% 77.6% 86.2%

Shareholders’
Equity ($ in millions)
Premiums Written ($ in millions)
Combined Ratio
2009 Gross Premiums Written
Casualty
Property
Specialty
NPW GPW
Loss & LAE Ratio Expense Ratio
Total = $608 Million
49%
36%
15%
$642.6
$672.5
$511.7
$607.5
$601.9
$506.8
$567.9
$590.4
$0
$100
$200
$300
$400
$500
$600
$700
2006 2007 2008 2009
49.1%
38.7%
33.3%
36.3%
44.3%
69.9%
47.3%
43.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009
86.0%
92.8%
103.2%
80.6%
$1,889.7
$1,691.5
$1,579.0
$1,461.9
$0
$400
$800
$1,200
$1,600
$2,000
2006 2007 2008 2009
Historic Harbor Point – Financial Highlights

Property Casualty Specialty Total
2009 GPW: $296 million 2009 GPW: $221 million 2009 GPW: $91 million 2009 GPW: $608 million
Per Risk
Catastrophe
Excess of Loss
Crop
Quota Share
Marine/Energy
Credit Multi-line
Aviation
Property
Casualty Specialty
Quota
Share
5%
20%
75%
14%
86%
26%
16%
4%
31%
23%
49%
36%
15%
$220.9
$225.3
$313.4
$220.4
$0
$100
$200
$300
$400
2006 2007 2008 2009
$295.9
$246.6
$282.3
$296.3
$0
$100
$200
$300
$400
2006 2007 2008 2009
$90.8
$39.8
$76.8
$126.0
$0
$100
$200
$300
$400
2006 2007 2008 2009
$607.5
$511.7
$672.5
$642.6
$0
$100
$200
$300
$400
$500
$600
$700
$800
2006 2007 2008 2009
Historic Harbor Point – Financial Highlights (Cont’d)

Premiums Written ($ in millions)
2009 Gross Premiums Written
Shareholders’ Equity ($ in millions) Combined Ratio
Loss & LAE Ratio Expense Ratio
U.S. Specialty
Max at Lloyd’s
Life & Annuity
Reinsurance
Insurance
Reinsurance
Total = $1,375 million
36%
31%
3%
9%
21%
$865.2
$1,078.3
$1,254.3
$1,375.0
$634.7
$796.6
$840.2
$894.5
$0
$300
$600
$900
$1,200
$1,500
2006 2007 2008 2009
18.7%
24.2%
23.0%
25.7%
62.4%
68.9%
64.0%
67.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009
88.2%
86.4%
91.9%
88.1%
NPW GPW
$1,564.6
$1,280.3
$1,583.9
$1,390.1
$0
$400
$800
$1,200
$1,600
$2,000
2006 2007 2008 2009
Historic Max – Financial Highlights

14.7%
(10.0%)
20.7%
17.3%
1.0%
15.8%
(20.0%)
(10.0%)
0.0%
10.0%
20.0%
30.0%
2004 2005 2006 2007 2008 2009
88%
92%
88%
86%
106%
94%
0%
20%
40%
60%
80%
100%
120%
2004 2005 2006 2007 2008 2009
$3.62
($2.54)
$4.81
$3.52
$0.19
$2.70
($4.00)
($2.00)
$0.00
$2.00
$4.00
$6.00
2004 2005 2006 2007 2008 2009
Gross Premiums Written ($ in millions)
P&C Combined Ratio
Operating Diluted EPS(1)
Operating ROE
(1) Excludes merger and acquisition related revenue and expenses.
$44
$242
$302
$45
$275
$212
$0
$300
$600
$900
$1,200
$1,500
Life P&C
$1,044
$1,246
$865
$1,078
$1,254
$1,375
2004 2005 2006 2007 2008 2009
Historic Max Results

$1,565
$1,280
$1,584
$1,390
$1,186
$903
$28.01
$22.94
$27.54
$23.06
$20.16
$19.70
$0
$300
$600
$900
$1,200
$1,500
$1,800
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
Shareholders' Equity Book Value per Share
2004 2005 2006 2007 2008 2009
$0.38
$0.36
$0.32
$0.24
$0.18
$0.12
$0.00
$0.10
$0.20
$0.30
$0.40
2004 2005 2006 2007 2008 2009
Investment
Leverage
Shareholders' Equity Book Value per Share
Invested Assets ($ in millions)
Shareholders Equity and BVPS ($ in millions)
Operating Cash Flow ($ in millions)
Dividends
$5,259
$3,515
$4,228
$4,536
$5,123
$5,357
3.4x
3.9x 3.6x
3.3x
3.2x
4.2x
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
Invested Assets Leverage
2004 2005 2006 2007 2008 2009
$193
$482
$228
$405
$442
$799
$0
$200
$400
$600
$800
$1,000
2004 2005 2006 2007 2008 2009
Historic Max Results (cont’d)